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      SUPPLEMENT TO PROSPECTUS FOR FNAL VARIABLE ACCOUNT DATED MAY 1, 1996




Asset Rebalancing Program
-------------------------

         The Asset Rebalancing Program is amended to reflect that for rebalancing programs begun on or after October 1, 1996 asset rebalancing will only be permitted on the following time schedules:

(i) quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);
(ii) semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or
(iii) annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Annuity Provisions
------------------

General

         Effective October 1, 1996, the maximum maturity date is the first day of the month following the 90th birthday of the annuitant.

Death Benefit Before Maturity Date
----------------------------------

         The following provision is added to this section:

         If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals.


                        SUPPLEMENT DATED OCTOBER 16, 1996